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                                                         Exhibit 10.3
                                               Chicago Mercantile Exchange Inc.
                                              Registration Statement on Form S-4


                          CHICAGO MERCANTILE EXCHANGE
                     DIRECTORS' DEFERRED COMPENSATION PLAN
                     -------------------------------------

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                               TABLE OF CONTENTS
                               -----------------

SECTION 1................................................................... 1
     General................................................................ 1
          Purpose and Effective Date........................................ 1
          Administration.................................................... 1
          Plan Year......................................................... 1
          Source of Benefit Payments........................................ 1
          Expenses.......................................................... 2
          Applicable Laws................................................... 2
          Gender and Number................................................. 2
          Notices........................................................... 2
          Evidence.......................................................... 2
          Action by Exchange................................................ 2

SECTION 2................................................................... 2
     Participation.......................................................... 2
          Participant....................................................... 2
          Plan Not Guarantee of Continued Service........................... 2

SECTION 3................................................................... 3
     Deferred Compensation; Plan Accounting................................. 3
          Deferred Compensation Account..................................... 3
          Deferral Election................................................. 3
          Adjustment of Accounts............................................ 3

SECTION 4................................................................... 4
     Payment of Plan Benefits............................................... 4
          Vesting........................................................... 4
          Termination of Service on the Board............................... 4
          Beneficiary Designation........................................... 4
          Distributions to Disabled Persons................................. 4
          Benefits May Not be Assigned...................................... 4

SECTION 5................................................................... 5
     Amendment and Termination.............................................. 5
          Administrative Amendments......................................... 5
          Amendments and Termination........................................ 5

                                       i

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                          CHICAGO MERCANTILE EXCHANGE
                     DIRECTORS' DEFERRED COMPENSATION PLAN
                     -------------------------------------

                                   SECTION 1
                                   ---------

                                    General
                                    -------

     1.1. Purpose and Effective Date. Effective as of February 1, 1996 (the "Effective Date"), the Chicago Mercantile Exchange, an Illinois not-for-profit corporation (the "Exchange"), adopted the Chicago Mercantile Exchange Directors' Deferred Compensation Plan (the "Plan") to provide members of the Board of Directors of the Exchange (the "Board") with the opportunity to defer receipt of compensation, thereby assisting such members in planning for their future security.

     1.2. Administration. The Exchange is the Plan Administrator of the Plan. The Plan Administrator may delegate all or any part of its responsibilities and powers to any person or persons selected by it. Any such delegation may be revoked at any time. Until the Plan Administrator takes action to the contrary, the President of the Exchange shall be delegated the power and responsibility to take all actions assigned to or permitted to be taken by the Plan Administrator under Sections 3 and 4 hereof. The Secretary of the Exchange (or, on behalf of the Secretary of the Exchange, any Corporate Secretary or Assistant Secretary) shall certify to any interested person the names of the employees of the Exchange who are, from time to time, authorized to act on behalf of the Plan Administrator and who are responsible for the day-to-day operation and administration of the Plan. Any interpretation of the Plan by the Plan Administrator and any decision made by the Plan Administrator or its delegate on any other matter within its discretion is final and binding on all persons.

     1.3. Plan Year. The term "Plan Year" means the period commencing February 1, 1996 and ending December 31, 1996, and each calendar year commencing thereafter.

     1.4. Source of Benefit Payments. Subject to the terms and conditions of the Plan, any amount payable to or on account of a Participant under this Plan shall be paid from the general assets of the Exchange or from one or more trusts, the assets of which are subject to the claims of the Exchange's general creditors. The amounts payable hereunder shall be reflected on the accounting records of the Exchange but shall not be construed to create, or require the creation of, a trust, custodial or escrow account. None of the individuals entitled to benefits under the Plan shall have any preferred claim on, or any beneficial ownership interest in, any assets of the Exchange or to any investment reserves, accounts, trusts or funds that the Exchange may purchase, establish or accumulate to aid in providing the benefits under the Plan, and any rights of such individuals under the Plan shall constitute unsecured contractual rights only. Nothing contained in the Plan shall constitute a guarantee by the Exchange that the assets of the Exchange shall be sufficient to pay any benefits to any
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person. Nothing contained in the Plan and no action taken pursuant to its provisions shall create a trust or fiduciary relationship of any kind between the Exchange and any person.

     1.5. Expenses. The expenses of administering the Plan shall be borne by the Exchange.

     1.6. Applicable Laws. The Plan shall be construed and administered in accordance with the internal laws of the State of Illinois.

     1.7. Gender and Number. Where the context admits, words in any gender shall include any other gender, words in the singular shall include the plural and the plural shall include the singular.

     1.8. Notices. Any notice or document required to be given to or filed with the Plan Administrator will be properly filed if delivered or mailed by registered mail, postage prepaid, to the Secretary of the Exchange, at its principal executive offices. The Plan Administrator may, by advance written notice to affected persons, revise such notice procedure from time to time. Any notice required under the Plan may be waived by the person entitled to notice.

     1.9. Evidence. Evidence required of anyone under the Plan may be by certificate, affidavit, document or other information which the person acting on it considers pertinent and reliable, and signed, made or presented by the proper party or parties.

     1.10. Action by Exchange. Any action required or permitted to be taken by the Exchange shall be by resolution of its Board of Directors or its Executive Committee, or by a duly authorized officer of the Exchange.

                                   SECTION 2
                                   ---------

                                 Participation
                                 -------------

     2.1. Participant. Each member of the Board (a "Director") may become a "Participant" in the Plan by making a deferral election in accordance with subsection 3.2.

     2.2. Plan Not Guarantee of Continued Service. Participation in the Plan will not give any Director the right to be retained as a member of the Board nor any right or claim to any benefit under the Plan, unless such right or claim has specifically accrued under the terms of the Plan.

                                       2
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                                   SECTION 3
                                   ---------

                    Deferred Compensation; Plan Accounting
                    --------------------------------------

     3.1. Deferred Compensation Account. The Plan Administrator shall maintain, or cause to be maintained, an Account in the name of each Participant which shall reflect the sum of the following amounts:

     (a) the amount of stipend deferred by the Participant in accordance with the provisions of subsection 3.2; and

     (b) the assumed rate of earnings to be credited to the Participant's Account in accordance with subsection 3.3.

     3.2. Deferral Election. Subject to such terms, conditions, and limitations as the Plan Administrator may, from time to time, impose, each Director of the Exchange may make an irrevocable election to defer receipt of all or a portion of the stipend otherwise payable to him by the Exchange for any Plan Year, by filing a deferral election in writing with the Plan Administrator at such time and in such manner as the Plan Administrator shall provide, but in no case later than the day preceding the first day of such Plan Year. Notwithstanding the preceding sentence, for the Plan Year commencing February 1, 1996, a Director's deferral election shall be made no later than February 29, 1996 and shall be effective as of the first day of the month following the date such election is filed with the Plan Administrator. The Account of each Participant shall be credited with the amount of stipend deferred by the Participant as of the date on which such amount would otherwise have been paid to the Participant or such other date as the Plan Administrator may reasonably provide.

     3.3. Adjustment of Accounts. The amounts credited to a Participant's Account in accordance with subsection 3.2 shall be adjusted from time to time in accordance with uniform procedures established by the Plan Administrator to reflect the value of an investment equal to the Participant's Account balance in one or more assumed investments that the Plan Administrator offers from time to time, and which the Participant directs the Plan Administrator to use for purposes of adjusting his Account. Such amount shall be determined without regard to taxes that would be payable with respect to any such assumed investment. The Plan Administrator may eliminate any assumed investment alternative at any time; provided, however, that the Plan Administrator may not retroactively eliminate any assumed investment alternative. To the extent permitted by the Plan Administrator, the Participant may elect to have different portions of his Account balance for any period adjusted on the basis of different assumed investments. Notwithstanding the election by Participants of certain assumed investments and the adjustment of their Accounts based on such investment decisions, the Plan does not require, and no trust or other instrument maintained in connection with the Plan shall require, that any assets or amounts which are set aside in trust or otherwise for the purpose of paying Plan benefits shall actually be invested in the investment alternatives selected by Participants.

                                       3
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                                   SECTION 4
                                   ---------

                           Payment of Plan Benefits
                           ------------------------

     4.1. Vesting. A Participant shall have at all times a fully vested and nonforfeitable interest in the amounts theretofore credited or required to be credited to his Account under Section 3.

     4.2. Termination of Service on the Board. Upon a Participant's death or termination of service on the Board, the Participant's entire Account balance shall be paid to or on account of the Participant in a single lump sum payment as soon as practicable after his date of death or termination of service on the Board.

     4.3. Beneficiary Designation. Each Participant from time to time, by signing a form furnished by the Plan Administrator, may designate any legal or natural person or persons (who may be designated contingently or successively) to whom his benefits under the Plan are to be paid if he dies before he receives all of his benefits. A beneficiary designation form will be effective only when the signed form is filed with the Plan Administrator while the Participant is alive and will cancel all beneficiary designation forms filed earlier. Except as otherwise specifically provided in this subsection 4.3, if a deceased Participant failed to designate a beneficiary as provided above, or if the designated beneficiary of a deceased Participant dies before him or before complete payment of the Participant's benefits, his benefits shall be paid to the legal representative or representatives of the estate of the last to die of the Participant and his designated beneficiary.

     4.4. Distributions to Disabled Persons. Notwithstanding the provisions of this Section 4, if, in the Plan Administrator's opinion, a Participant or beneficiary is under a legal disability or is in any way incapacitated so as to be unable to manage his financial affairs, the Plan Administrator may direct that payment be made to a relative or friend of such person for his benefit until claim is made by a conservator or other person legally charged with the care of his person or his estate, and such payment shall be in lieu of any such payment to such Participant or beneficiary. Thereafter, any benefits under the Plan to which such Participant or beneficiary is entitled shall be paid to such conservator or other person legally charged with the care of his person or his estate.

     4.5. Benefits May Not be Assigned. Benefits payable under the Plan are expressly declared to be unassignable and non-transferable. Neither the Participant nor any other person shall have any voluntary or involuntary right to commute, sell, assign, pledge, anticipate, mortgage or otherwise encumber, transfer, hypothecate or convey in advance of actual receipt, any benefits payable under the Plan. No part of the benefits payable shall be, prior to actual payment, subject to seizure or sequestration for payment of any debts, judgements, alimony or separate maintenance owed by the Participant or any other person, or be transferred by operation of law in the event of the Participant's or any other person's bankruptcy or insolvency.

                                       4
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                                   SECTION 5
                                   ---------

                           Amendment and Termination
                           -------------------------

     5.1 Administrative Amendments. The President, Executive Vice President Chief Administration Officer or Chief Financial Officer of the Exchange may make minor or administrative amendments to the Plan.

     5.2 Amendments and Termination. The Exchange may amend the Plan at any time. The Exchange may terminate the Plan at any time provided that it has made adequate provisions for any amount payable by it under the terms of the Plan as in effect on the date it terminates the Plan. Upon termination of the Plan, the Exchange may, in its discretion applied in a uniform manner to all Participants, cause a lump sum payment of all benefits for all Participants at substantially the same time.

  Dated this 23 day of February, 1996.

                                CHICAGO MERCANTILE EXCHANGE

                                By /s/ Gerald Beyer
                                   --------------------------------
                                Its   EVP
                                   --------------------------------

                                       5
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                                FIRST AMENDMENT
                                       TO
                          CHICAGO MERCANTILE EXCHANGE
                     DIRECTORS' DEFERRED COMPENSATION PLAN
                     -------------------------------------

     By virtue and in exercise of the amending authority reserved to the Chicago Mercantile Exchange (the "Exchange") by the provisions of subsection 5.2 of the Chicago Mercantile Exchange Directors' Deferred Compensation Plan (the "Plan"), and pursuant to the authority delegated to the undersigned officer of the Exchange by resolutions of its Board of Directors adopted on November 4, 1998 and November 16, 1998, the Plan is amended by adding the following new subsection to the Plan to follow immediately after subsection 3.3 thereof, effective November 16, 1998:

     "3.4. Cash-Out Election. Prior to a Participant's termination of service on the Board, the Participant may make a one-time election (a 'Cash-Out Election') to have his entire Account balance distributed to him, in a single lump sum payment, in cash, within 15 days following the date that such election is filed with the Exchange, subject to the following:

     (a) The amount actually distributed to an electing Participant under this subsection 3.4 shall be equal to the Participant's entire Account balance, reduced by an amount equal to 10 percent of such balance. The portion of the Participant's Account balance that is not distributed to the Participant pursuant to this paragraph (a) shall be forfeited as a penalty.

     (b) Notwithstanding the foregoing provisions of this Section 3, for the remainder of the Plan Year in which the Cash-out Election is effective and for the next following Plan Year, no deferral election by the Participant under subsection 3.2 shall be given effect.

Notwithstanding the foregoing provisions of this subsection 3.4, and without limiting the amending authority reserved to the Exchange by the provisions of
Section 5 of the Plan, the Exchange may amend this subsection 3.4 at any time and in any respect, even as to amounts previously credited to a Participant's Account, to the extent that the Exchange determines that such amendment is necessary or desirable by reason of any change in tax laws or regulations or interpretations thereof, provided, however, that no such amendment shall apply with respect to amounts actually distributed under this subsection 3.4 before the later of the date on which the amendment is adopted or effective."
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  IN WITNESS WHEREOF, the undersigned officer of the Exchange has caused these presents to be executed on behalf of the Exchange this 8th day of December, 1998.

                                CHICAGO MERCANTELE EXCHANGE



                                By  /s/ Craig S. Donohue
                                  --------------------------------
                                   Its  SVP & General Counsel
                                      ----------------------------

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